Exhibit 32.2

Certification of the Chief Financial Officer

Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Brian K. Turcotte, Senior Vice President and Chief Financial Officer of frontdoor, inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                                 the Quarterly Report on Form 10-Q for the quarter ended March  31, 2021, (the “Periodic Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                 information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of frontdoor, inc.

Date: May 6, 2021

/s/ Brian K. Turcotte
Name: Brian K. Turcotte
Title: Senior Vice President and Chief Financial Officer